PIMCO Funds

Prospectus

January 15, 2006

PIMCO All Asset Fund

The Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Overview

This prospectus describes the PIMCO All Asset Fund (the “Fund”). The Fund is part of the PIMCO Funds (the “Trust”). The Fund provides access to the professional investment advisory services offered by Pacific Investment Management Company LLC (“PIMCO”). As of September 30, 2005, PIMCO managed approximately $514 billion in assets.

This prospectus explains what you should know about the Fund before you invest. Please read it carefully.

All Asset Fund

Main Investments

Other PIMCO Funds except the All Asset All Authority Fund

Investment Objective

Seeks maximum real return, consistent with preservation of real capital and prudent investment management

	Fund Category Asset Allocation (Tactical) Fund Focus Underlying PIMCO Funds Average Portfolio Duration Average of Funds held	Credit Quality(1) Average of Funds held Dividend Frequency Declared and distributed quarterly Non-U.S. Dollar Denominated Securities Average of Funds held

Key Concepts

The All Asset Fund is intended for investors who prefer to have their asset allocation decisions made by professional money managers. The All Asset Fund may invest in any of the funds of the Trust except the All Asset All Authority Fund (“Underlying Funds”). The Underlying Funds in which the All Asset Fund invests are not offered in this prospectus. Please see the “Description of Underlying Funds” in this prospectus for more information about the Underlying Funds.

Fixed Income Instruments

The term “Fixed Income Instruments,” as used in this prospectus, includes:

•	securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”);

•	corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

•	mortgage-backed and other asset-backed securities;

•	inflation-indexed bonds issued both by governments and corporations;

•	structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations;

•	delayed funding loans and revolving credit facilities;

•	bank certificates of deposit, fixed time deposits and bankers’ acceptances;

•	repurchase agreements and reverse repurchase agreements;

•	debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

(1) As rated by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Service (“S&P”), or if unrated, determined by PIMCO to be of comparable quality.

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•	obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and

•	obligations of international agencies or supranational entities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

The Underlying Funds may invest in derivatives based on Fixed Income Instruments.

Duration

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, an Underlying Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than an Underlying Fund with a shorter average portfolio duration. By way of example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.

Credit Ratings

In this prospectus, references are made to credit ratings of debt securities, which measure an issuer’s expected ability to pay principal and interest over time. Credit ratings are determined by rating organizations, such as S&P or Moody’s. The following terms are generally used to describe the credit quality of debt securities depending on the security’s credit rating or, if unrated, credit quality as determined by PIMCO:

•	high quality
•	investment grade
•	below investment grade (“high yield securities” or “junk bonds”)

For a further description of credit ratings, see “Appendix A—Description of Securities Ratings.” As noted in Appendix A, Moody’s and S&P may modify their ratings of securities to show relative standing within a rating category, with the addition of numerical modifiers (1, 2 or 3) in the case of Moody’s, and with the addition of a plus (+) or minus (-) sign in the case of S&P. An Underlying Fund may purchase a security, regardless of any rating modification, provided the security is rated at or above an Underlying Fund’s minimum rating category. For example, an Underlying Fund may purchase a security rated B3 by Moody’s, or B- by S&P, provided the Underlying Fund may purchase securities rated B.

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Fund Descriptions, Performance and Fees

The following summary identifies the Fund’s investment objective, principal investments and strategies, principal risks, performance information and fees and expenses. A more detailed “Summary of Principal Risks” describing principal risks of investing in the Fund begins after the Fund Summary. Investors should be aware that the investments made by the Fund and the results achieved by the Fund at any given time are not expected to be the same as those made by other mutual funds for which PIMCO acts as investment adviser, including mutual funds with names, investment objectives and policies similar to the Fund. Please see “Disclosure of Portfolio Holdings” in the Statement of Additional Information for information about the availability of the complete schedule of the Fund’s holdings.

It is possible to lose money on investments in the Fund.

An investment in the Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

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PIMCO All Asset Fund

Ticker Symbol: N/A

Principal Investments and Strategies

Investment Objective Seeks maximum real return, consistent with preservation of real capital and prudent investment management Fund Category Asset Allocation (Tactical)	Fund Focus Underlying PIMCO Funds Average Portfolio Duration Average of Funds held	Credit Quality Average of Funds held Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class shares of any other Fund of the Trust except the All Asset All Authority Fund. Though it is anticipated that the Fund will not currently invest in the European StocksPLUS TR Strategy, Far East (ex-Japan) StocksPLUS TR Strategy, Japanese StocksPLUS TR Strategy, StocksPLUS Municipal-Backed and StocksPLUS Short Strategy Funds, the Fund may invest in these Funds in the future, without shareholder approval, at the discretion of PIMCO. The PIMCO Funds in which the All Asset Fund may invest are called Underlying Funds in this prospectus. The Fund invests its assets in shares of the Underlying Funds and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Fund’s asset allocation sub-adviser, determines how the Fund allocates and reallocates its assets among the Underlying Funds. The asset allocation sub-adviser attempts to diversify the Fund’s assets broadly among the Underlying Funds. Please see the “Descriptions of the Underlying Funds” in this prospectus for more information about the Underlying Funds.

The Fund may invest in any or all of the Underlying Funds, but will not normally invest in every Underlying Fund at any particular time. The Fund’s investment in a particular Underlying Fund normally will not exceed 50% of its total assets. The Fund’s combined investments in the Fundamental IndexPLUS, Fundamental IndexPLUS TR, International StocksPLUS TR Strategy, StocksPLUS and StocksPLUS Total Return Funds normally will not exceed 50% of total assets. In addition, the Fund’s combined investments in the CommodityRealReturn Strategy, Real Return, Real Return II, Real Return Asset and RealEstateRealReturn Strategy Funds normally will not exceed 75% of its total assets. The Fund’s assets are not allocated according to a predetermined blend of shares of the Underlying Funds. Instead, when making allocation decisions among the Underlying Funds, the Fund’s asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. These data include projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost

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of capital, political trends data relating to trade balances and labor information. The Fund’s asset allocation sub-adviser has the flexibility to reallocate the Fund’s assets among any or all of the Underlying Funds based on its ongoing analyses of the equity, fixed income and commodity markets, although these shifts are not expected to be large or frequent in nature. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

The Fund is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds. The cost of investing in the Fund will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, an investor will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to shareholders and may therefore increase the amount of taxes payable by shareholders. In addition to investing in the Underlying Funds, at the discretion of PIMCO and without shareholder approval, the Fund may invest in additional PIMCO Funds created in the future.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect the net asset value, yield and total return of the Fund are:

• Allocation Risk	• Underlying Fund Risks	• Issuer Non-Diversification Risk

The principal risks of investing in the Underlying Funds, and consequently the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Variable Dividend Risk • Liquidity Risk • Derivatives Risk	• Commodity Risk • Equity Risk • Mortgage Risk • Foreign (Non-U.S.) Investment Risk • Emerging Markets Risk • Real Estate Risk • Currency Risk	• Issuer Non-Diversification Risk • Leveraging Risk • Smaller Company Risk • Management Risk • California State-Specific Risk • New York State-Specific Risk • Tax Risk • Index Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks associated with the Underlying Funds and an investment in the Fund.

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Performance Information

The Fund measures its performance against two benchmarks. The Fund’s primary benchmark is the Lehman Brothers U.S. TIPS 1–10 Year Index, which is an unmanaged market index comprised of all U.S. inflation-linked indexed securities with maturities of 1 to 10 years. The Fund’s secondary benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”) (specifically, the CPI for all Urban Consumers). The CPI measures inflation as experienced by consumers in their day-to-day living expenses. Specifically, the CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. The CPI is periodically determined by the U.S. Department of Labor, Bureau of Labor Statistics.

Summary performance information for the Fund is provided in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of a similar fund. The bar chart, the information below it and the Average Annual Total Returns table show performance of the Fund’s Institutional Class shares, which are not offered in this prospectus. Class R shares would have had substantially similar Annual Returns because the shares are invested in the same Underlying Funds. Annual Returns would differ only to the extent that the Institutional Class and Class R shares have different expenses. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns — Institutional Class

Calendar Year End (through 12/31)

More Recent Return Information

1/1/05–9/30/05	5.94%

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)

Highest (2nd Qtr. ’03)	6.21%

Lowest (2nd Qtr. ’04)	-3.68%

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Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	Fund Inception (7/31/02)
Institutional Class Return Before Taxes	11.85%	16.68%
Institutional Class Return After Taxes on Distributions(1)	9.53%	14.49%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	7.74%	13.05%
Lehman Brothers U.S. TIPS 1-10 Year Index(2)	7.10%	8.22%
CPI + 500 Basis Points(3)	8.52%	7.52%
Lipper Flexible Portfolio Funds Average(4)	8.98%	11.81%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns for Class R shares will vary.

(2) Lehman Brothers U.S. TIPS 1-10 Year Index is an unmanaged market index comprised of U.S. Treasury Inflation Linked Indexed securities having a maturity of at least 1 year and less than 10 years. It is not possible to invest directly in such an unmanaged index.

(3) The CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects non-seasonably adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Department of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

(4) The Lipper Flexible Portfolio Funds Average is a total return performance average of funds tracked by Lipper, Inc. that allocate their investments across various asset classes, including domestic common stocks, bond and money market instruments with a focus on total return. It does not reflect deductions for fees, expenses or taxes.

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Fees and Expenses of the Fund

These tables describe the fees and expenses (including Underlying Fund fees) you may pay if you buy and hold Class R shares of the Fund:

Shareholder Fees (fees paid directly from your investment)(1)

Redemption Fee(2)	2.00%

(1) Accounts with a minimum balance of $1,000 or less may be charged a fee of $16.

(2) Shares that are held 30 days or less are subject to a redemption fee. The Trust may waive this fee under certain circumstances.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Underlying Fund Expenses(3)	Total Annual Fund Operating Expenses	Expense Reduction(4)	Net Fund Operating Expenses
Class R	0.20%	0.50%	0.45%	0.64%	1.79%	(0.04)%	1.75%

(1) Due to the 12b-1 distribution fee imposed on the Class R shares, a Class R shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.

(2) “Other Expenses” reflect an administrative fee of 0.45%.

(3) Underlying Fund Expenses for the Fund are estimated based upon an allocation of the Fund’s assets among the Underlying Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying Funds. Underlying Fund expenses will vary with changes in the expenses of the Underlying Funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each Underlying Fund for the most recent fiscal year, please see “Management of the Funds—Fund of Funds Fees.”

(4) PIMCO has contractually agreed, for the Fund’s current fiscal year, to reduce its Advisory Fee to the extent that the Underlying Fund Expenses attributable to Advisory and Administrative Fees exceed 0.60% of the total assets invested in Underlying Funds. Effective April 1, 2006, PIMCO has contractually agreed to waive its Advisory Fee to the extent that the Underlying Fund Expenses attributable to Advisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying Funds. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. For additional information, please see “Management of the Funds Investment Adviser and Administrator—Fund of Funds Fees”.

Examples.  The Example is intended to help you compare the cost of investing in Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	Year 1	Year 3
Class R	$178	$558

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Summary of Principal Risks

The value of your investment in the Fund changes with the values of the Fund’s investments in the Underlying Funds. Many factors can affect those values. The factors that are most likely to have a material effect on the Fund’s investments as a whole are called “principal risks.” The principal risks of the Underlying Funds, and consequently the Fund, are identified in the Fund Summary and are described in this section. The Fund and the Underlying Funds may be subject to additional risks other than those described below because the types of investments made by an Underlying Fund can change over time. Securities and investment techniques mentioned in this summary that appear in bold type are described in greater detail under “Characteristics and Risks of Securities and Investment Techniques.” That section and “Investment Objectives and Policies” in the Statement of Additional Information also include more information about the Underlying Funds, their investments and the related risks. There is no guarantee that the Fund or the Underlying Funds will be able to achieve their investment objectives. It is possible to lose money by investing in the Fund.

Interest Rate Risk

As nominal interest rates rise, the value of fixed income securities held by an Underlying Fund is likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including Treasury Inflation-Protected Securities (“TIPS”), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

Credit Risk

An Underlying Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

High Yield Risk

Underlying Funds that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Underlying Funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce an Underlying Fund’s ability to

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sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, an Underlying Fund may lose its entire investment.

Market Risk

The market price of securities owned by an Underlying Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Variable Dividend Risk

Because a significant portion of securities held by certain Underlying Funds may have variable or floating interest rates, the amounts of the Underlying Fund’s monthly distributions to shareholders are expected to vary with fluctuations in market interest rates. Generally, when market interest rates fall, the amount of the distributions to shareholders will likewise decrease.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell. An Underlying Fund’s investments in illiquid securities may reduce the returns of the Underlying Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Underlying Funds with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Underlying Funds may use are referenced under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this prospectus and described in more detail under

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“Investment Objectives and Policies” in the Statement of Additional Information. The Underlying Funds typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Underlying Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. An Underlying Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. An Underlying Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that an Underlying Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Commodity Risk

An Underlying Fund’s investments in commodity-linked derivative instruments may subject the Underlying Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk

The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Mortgage Risk

An Underlying Fund that purchases mortgage-related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, an Underlying Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected.

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This can reduce the returns of an Underlying Fund because the Underlying Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk.

Foreign (Non-U.S.) Investment Risk

An Underlying Fund that invests in foreign securities may experience more rapid and extreme changes in value than an Underlying Fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect an Underlying Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, an Underlying Fund could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that an Underlying Fund invests a significant portion of its assets in a concentrated geographic area like Eastern Europe or Asia, the Underlying Fund will generally have more exposure to regional economic risks associated with foreign investments.

Emerging Markets Risk

Foreign investment risk may be particularly high to the extent that an Underlying Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

Real Estate Risk

An Underlying Fund that invests in real estate-linked derivative instruments is subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a real estate investment trust (“REIT”) is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming.

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Currency Risk

Underlying Funds that invest directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Underlying Fund’s investments in foreign currency-denominated securities may reduce the returns of the Underlying Fund.

Issuer Non-Diversification Risk

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. The Fund is “non-diversified,” which means that it may concentrate its assets in a smaller number of Underlying Funds. Underlying Funds that are non-diversified may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than Underlying Funds that are “diversified.” Underlying Funds that invest in a relatively small number of issuers (or, with respect to the Fund, Underlying Funds) are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks. Similarly, an Underlying Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects or from issuers in a single state.

Leveraging Risk

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate or “earmark” liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause an Underlying Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause an Underlying Fund to be more volatile than if the Underlying Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of an Underlying Fund’s portfolio securities.

Smaller Company Risk

The general risks associated with fixed income securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have

14	PIMCO Funds Prospectus

limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volumes than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Management Risk

Each Underlying Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Underlying Funds, but there can be no guarantee that these will produce the desired results.

California State-Specific Risk

An Underlying Fund that concentrates its investments in California municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal. Provisions of the California Constitution and State statutes which limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California’s economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

New York State-Specific Risk

An Underlying Fund that concentrates its investments in New York municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and a reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of the State, and when New York City experiences financial difficulty it may have an adverse affect on New York municipal bonds held by the Underlying Fund.

The growth rate of New York has at times been somewhat slower than the nation overall. The economic and financial condition of New York also may be affected by various financial, social, economic and political factors.

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Tax Risk

The CommodityRealReturn Strategy Fund, an Underlying Fund in which the Fund may invest, currently gains most of its exposure to the commodities markets by entering into swap agreements on a commodities index, and may invest in other commodity-linked derivative instruments, including options, futures contracts, options on futures contracts and commodity-linked structured notes. One of the requirements for favorable tax treatment as a regulated investment company under the Internal Revenue Code is that the Underlying Fund derive at least 90 percent of its gross income from certain qualifying sources of income. On December 16, 2005, the Internal Revenue Service announced a Revenue Ruling that would cause certain income from commodity-linked swaps in which the Underlying Fund invests to not be considered qualifying income after June 30, 2006.

The Revenue Ruling has no immediate impact on the current operations of the Underlying Fund and will not affect the ability of the Underlying Fund to qualify as a regulated investment company for tax purposes for periods through June 30, 2006.

Absent contrary tax guidance from the Internal Revenue Service, PIMCO believes it can continue to operate the Underlying Fund consistent with both the Revenue Ruling and its current investment policies using (i) alternative investments, such as commodity-linked notes, and/or (ii) alternative structures within the Underlying Fund. PIMCO believes that these changes can be made prior to June 30, 2006. The use of alternative investments and structures could negatively affect the Underlying Fund’s (and, to the extent it invests in the Underlying Fund, the All Asset Fund’s) investment return.

Allocation Risk

The Fund’s investment performance depends upon how its assets are allocated and reallocated between the Underlying Funds according to its asset allocation targets and ranges. A principal risk of investing in the Fund is that the Fund’s adviser will make less than optimal or poor asset allocation decisions. The adviser attempts to identify allocations for the Underlying Funds that will provide consistent, quality performance for the Fund, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the adviser will focus on an Underlying Fund that performs poorly or underperforms other Underlying Funds under various market conditions. You could lose money on your investment in the Funds as a result of these allocation decisions.

Underlying Fund Risks

Because the Fund invests all of its assets in Underlying Funds, the risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds. The ability of the Fund to achieve its investment objective will depend upon the ability of the Underlying Funds to achieve their investment objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved.

16	PIMCO Funds Prospectus

The Fund’s net asset value will fluctuate in response to changes in the net asset values of the Underlying Funds in which it invests. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular Underlying Fund will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the Underlying Fund, which will vary. To the extent that the Fund invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund.

Index Risk

Because certain of the Underlying Funds invest in derivatives that are linked to the performance of the RA Fundamental 1000 Index, they will be subject to the risks associated with changes in that index. If the RA Fundamental 1000 Index changes, an Underlying Fund could receive lower interest payments (in the case of a debt-related derivative) or experience a reduction in the value of the derivative to below what the Underlying Fund paid. Certain indexed securities may create leverage to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

PIMCO Funds Prospectus	17

Management of the Fund

Investment Adviser and Administrator

PIMCO serves as the investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Fund. Subject to the supervision of the Board of Trustees, PIMCO is responsible for managing the investment activities of the Fund and the Fund’s business affairs and other administrative matters. Research Affiliates, LLC (“Research Affiliates”) serves as the asset allocation sub-adviser to the Fund and selects the Underlying Funds in which the Fund invests.

PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of September 30, 2005, PIMCO had approximately $514 billion in assets under management.

Advisory Fees

The Fund pays PIMCO fees in return for providing investment advisory services. The Fund will pay monthly advisory fees to PIMCO at the annual rate (stated as a percentage of the average daily net assets of the Fund) of 0.20%.

In addition, PIMCO pays a fee to Research Affiliates, the asset allocation sub-adviser of the Fund, at an annual rate of 0.20% of the average daily net assets of the Fund.

A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s investment advisory contract is available in the Fund’s Semi-Annual Report to shareholders for the fiscal half-year ended September 30, 2005.

Administrative Fees

The Fund pays for the administrative services it requires under what is essentially an all-in fee structure. Class R shareholders of the Fund pay an administrative fee to PIMCO, computed as a percentage of the Fund’s assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures administrative services for Class R shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Fund does bear other expenses which are not covered under the administrative fee which may vary and affect the total level of expenses paid by the Class R shareholders, such as brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust’s Independent Trustees and their counsel (if any). PIMCO generally earns a profit on the administrative fee paid by the Fund. Also, under the terms of the administration agreement, PIMCO, and not Fund shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

The administrative fee for the Fund is at an annual rate of 0.45%, based upon the average daily net assets of the Fund.

Fund of Funds Fees

The All Asset Fund pays advisory and administrative fees directly to PIMCO at an annual rate of 0.20% and 0.45%, respectively, based on the average daily net assets attributable in the

18	PIMCO Funds Prospectus

aggregate to the Fund’s Class R shares. The Fund also indirectly pays its proportionate share of the advisory and administrative fees charged by PIMCO to the Underlying Funds in which the Fund invests. PIMCO has contractually agreed, for the Fund’s current fiscal year, to reduce its advisory fee to the extent that the Underlying Fund Expenses attributable to advisory and administrative fees exceed 0.60% of the total assets invested in Underlying Funds. Effective April 1, 2006, PIMCO has contractually agreed to waive its Advisory Fee to the extent that the Underlying Fund Expenses attributable to advisory and administrative fees exceed 0.64% of the total assets invested in Underlying Funds.

The expenses associated with investing in a “fund of funds” are generally higher than those for mutual funds that do not invest primarily in other mutual funds. This is because shareholders in a “fund of funds” indirectly pay a portion of the fees and expenses charged at the underlying fund level. The Fund invests in Institutional Class shares of the Underlying Funds, which are not subject to any sales charges or 12b-1 fees.

The following table summarizes the annual expenses borne by Institutional Class shareholders of the Underlying Funds. Because the Fund invests in Institutional Class shares of the Underlying Funds, shareholders of the Fund indirectly bear a proportionate share of these expenses, depending upon how the Fund’s assets are allocated from time to time among the Underlying Funds.

Annual Underlying Fund Expenses

(Based on the average daily net assets attributable to an Underlying Fund’s Institutional Class shares)

Underlying Fund	Advisory Fees	Other Expenses(1)	Total Fund Operating Expenses

California Intermediate Municipal Bond Fund	0.225%	0.22%	0.445%
CommodityRealReturn Strategy Fund	0.49	0.25	0.74
Convertible Fund	0.40	0.26	0.66
Developing Local Markets Fund	0.45	0.41	0.85(2)
Diversified Income Fund	0.45	0.30	0.75
Emerging Markets Bond Fund	0.45	0.40	0.85
European StocksPLUS TR Strategy Fund	0.55	0.31	0.86
Far East (ex-Japan) StocksPLUS TR Strategy Fund	0.55	0.30	0.85
Floating Income Fund	0.30	0.26	0.55(3)
Foreign Bond Fund (Unhedged)	0.25	0.25	0.50
Foreign Bond Fund (U.S. Dollar-Hedged)	0.25	0.25	0.50
Fundamental IndexPLUS Fund	0.45	0.26	0.65(4)
Fundamental IndexPLUS TR Fund	0.54	0.26	0.74(5)
Global Bond Fund (Unhedged)	0.25	0.30	0.55
Global Bond Fund (U.S. Dollar-Hedged)	0.25	0.30	0.55
GNMA Fund	0.25	0.25	0.50
High Yield Fund	0.25	0.25	0.50

PIMCO Funds Prospectus	19

Underlying Fund	Advisory Fees	Other Expenses(1)	Total Fund Operating Expenses

International StocksPLUS TR Strategy Fund	0.55	0.30	0.85
Investment Grade Corporate Bond Fund	0.25	0.25	0.50
Japanese StocksPLUS TR Strategy Fund	0.55	0.31	0.86
Long-Term U.S. Government Fund	0.225	0.25	0.475
Low Duration Fund	0.25	0.18	0.43
Low Duration Fund II	0.25	0.25	0.50
Low Duration Fund III	0.25	0.25	0.50
Moderate Duration Fund	0.25	0.20	0.45
Money Market Fund	0.12	0.20	0.32
Municipal Bond Fund	0.225	0.24	0.465
New York Municipal Bond Fund	0.225	0.22	0.445
Real Return Fund	0.25	0.20	0.45
Real Return Asset Fund	0.35	0.25	0.60
RealEstateRealReturn Strategy Fund	0.49	0.25	0.74
Short Duration Municipal Income Fund	0.20	0.15	0.35
Short-Term Fund	0.25	0.20	0.45
StocksPLUS Fund	0.35	0.25	0.60
StocksPLUS Municipal-Backed Fund	0.44	0.25	0.69
StocksPLUS Total Return Fund	0.49	0.25	0.74
StocksPLUS TR Short Strategy Fund	0.49	0.25	0.74
Total Return Fund	0.25	0.18	0.43
Total Return Fund II	0.25	0.25	0.50
Total Return Fund III	0.25	0.25	0.50
Total Return Mortgage Fund	0.25	0.25	0.50

(1) Other Expenses includes administrative fees and other expenses (e.g. organizational expenses, interest expenses, and pro rata trustee fees) attributable to the Institutional Class shares. For the Developing Local Markets, Floating Income, Fundamental IndexPLUS and Fundamental IndexPLUS TR Fund, the Other Expenses are based on estimated amounts for the initial fiscal year of each Fund’s Institutional class shares and include each Fund’s organizational expenses.

(2) PIMCO has contractually agreed, for the Fund’s current fiscal year (3/31), to waive its administrative fee, or reimburse the Fund, to the extent that, due to organizational expenses and/or the payment of the Fund’s pro rata share of Trustees’ fees, the total fund operating expenses exceed 0.8549% of the Fund’s average net assets attributable to Institutional Class shares. Under the Expense Limitation Agreement, which renews annually for a full fiscal year unless terminated by PIMCO upon at least 30 days’ notice prior to fiscal year-end, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(3) PIMCO has contractually agreed, for the Fund’s current fiscal year (3/31), to reduce Total Annual Fund Operating Expenses to the extent they would exceed, due to the payment of organizational expenses and Trustees fees, 0.5549% for the Institutional Class. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

20	PIMCO Funds Prospectus

(4) PIMCO has contractually agreed, for the Fund’s current fiscal year (3/31), to waive its administrative fee, or reimburse the Fund, to the extent that, due to organizational expenses and/or the payment of the Fund’s pro rata share of Trustees’ fees, the total fund operating expenses exceed 0.6549% of the Fund’s average net assets attributable to Institutional Class shares. Under the Expense Limitation Agreement, which renews annually for a full fiscal year unless terminated by PIMCO upon at least 30 days’ notice prior to fiscal year-end, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(5) PIMCO has contractually agreed, until March 31, 2007, to waive a portion of its Advisory Fee equal to 0.05% of average daily net assets. In addition, PIMCO has contractually agreed, for the Fund’s current fiscal year (3/31), to waive its administrative fee, or reimburse the Fund, to the extent that, due to organizational expenses and/or the payment of the Fund’s pro rata share of Trustees’ fees, the total fund operating expenses exceed 0.7449% of the Fund’s average net assets attributable to Administrative Class shares. Under the Expense Limitation Agreement, which renews annually for a full fiscal year unless terminated by PIMCO upon at least 30 days’ notice prior to fiscal year-end, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Individual Portfolio Manager

The table below provides information about the portfolio manager responsible for management of the Fund.

Portfolio Manager	Since	Recent Professional Experience

Robert D. Arnott	7/02*	Chief Executive Officer, Research Affiliates LLC, since July 2002. Previously, Mr. Arnott was Chairman of First Quadrant, L.P. until April 30, 2004. He joined First Quadrant in April 1988.

*Since inception of the Fund.

Please see the Statement of Additional Information for additional information about other accounts managed by the portfolio manager, the portfolio manager’s compensation and the portfolio manager’s ownership of shares of the Fund.

Distributor

The Trust’s Distributor is Allianz Global Investors Distributors LLC (“AGID” or “Distributor”), an indirect subsidiary of Allianz Global Investors of America L.P. (“AGI”). The Distributor, located at 2187 Atlantic Street, Stamford, CT 06902, is a broker-dealer registered with the Securities and Exchange Commission (“SEC”).

Regulatory and Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, AGI (formerly known as Allianz Dresdner Asset Management of

PIMCO Funds Prospectus	21

America L.P.), PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and AGID, in connection with the same matter. In the New Jersey Settlement, AGI, PEA and AGID neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and AGID had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, AGID, and certain of their affiliates, including the Trust, Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series), and the Trustees of the Trust, have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the Trust and the Allianz Funds during specified periods, or as derivative actions on behalf of the Trust and Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the Allianz Funds and Funds of the Trust and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the Trust or on behalf of the Trust itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted the PIMCO Funds’ motion to dismiss claims asserted against them in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the Allianz Funds and Funds of the Trust, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005 the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

22	PIMCO Funds Prospectus

The Trust has learned that, on April 11, 2005, the Attorney General of the State of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia (the “West Virginia Complaint”) against Allianz Global Investors Fund Management LLC (formerly PA Fund Management LLC) (“AGIF”), PEA and AGID alleging, among other things, that they improperly allowed broker-dealers, hedge funds and investment advisers to engage in frequent trading of various open-end funds advised or distributed by AGIF and certain of its affiliates in violation of the funds’ stated restrictions on “market timing.” On May 31, 2005, AGIF, PEA and AGID, along with the other mutual fund defendants in the action, removed the action to the U.S. District Court for the District of West Virginia. The West Virginia Complaint also names numerous other defendants unaffiliated with AGIF in separate claims alleging improper market timing and/or late trading of open-end investment companies advised or distributed by such other defendants. The West Virginia Complaint seeks injunctive relief, civil monetary penalties, investigative costs and attorney’s fees.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, AGID and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser, and AGID could be barred from serving as principal underwriter, to any registered investment company, including the Fund and the Underlying Funds. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, AGID, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

If the West Virginia Complaint were to result in a court injunction against AGIF, PEA or AGID, the Applicants would, in turn, seek exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Fund. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Fund, the Underlying Funds or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Fund and the Underlying Funds.

The foregoing speaks only as of the date of this prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated only if those developments are material.

PIMCO Funds Prospectus	23

How Fund Shares Are Priced

The net asset value (“NAV”) of the Fund’s Class R shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Fund and Underlying Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the NYSE is open. For purposes of calculating the NAV, the Underlying Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Underlying Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

The assets of the Fund consist of shares of the Underlying Funds, which are valued at their respective NAVs at the time of valuation of the Fund’s shares. For purposes of calculating NAV of the Underlying Funds, portfolio securities and other assets for which market quotes are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange.

Underlying Fund investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Underlying Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed and an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the valuation methods. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of an Underlying Fund’s securities or assets. In

24	PIMCO Funds Prospectus

addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of an Underlying Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When an Underlying Fund uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. The Trust’s policy is intended to result in a calculation of an Underlying Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined by the Board of Trustees or persons acting at their direction may not accurately reflect the price that the Underlying Fund could obtain for a security if it were to dispose of that security as of the time of pricing. The Underlying Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed below under “Abusive Trading Practices.” Fair value pricing may require subjective determinations about the value of a security.

PIMCO Funds Prospectus	25

How to Buy and Sell Shares

General Information

The following section provides basic information about how to buy, sell (redeem) and exchange Class R shares of the Fund.

• Retirement Plans. Class R shares generally are available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and other accounts whereby the plan or the plan’s financial service firm has an agreement with the Distributor or the Administrator to utilize Class R shares in certain investment products or programs (collectively, “retirement plans”). In addition, Class R shares also are generally available only to retirement plans where Class R shares are held on the books of the Fund through omnibus accounts (either at the Plan level or at the level of the financial service firm). Class R shares are not available to retail or institutional non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or individual 403(b) plans, or through the PIMCO College Access 529 Plan accounts.

The administrator of a plan or employee benefits office can provide participants with detailed information on how to participate in the plan and how to elect the Fund as an investment option. Plan participants may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan’s specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan.

Eligible retirement plans generally may open an account and purchase Class R shares by contacting any broker, dealer or other financial intermediary (“financial service firm”) authorized to sell Class R shares of the Fund. Additional shares may be purchased through a retirement plan’s administrator or recordkeeper.

Financial service firms may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by retirement plan accounts and their plan participants, including, without limitation, transfers of registration and dividend payee changes. Financial service firms may also perform other functions, including generating confirmation statements, and may arrange with plan administrators for other investment or administrative services. Financial service firms may independently establish and charge retirement plans and plan participants transaction fees and/or other additional amounts for such services, which may change over time. Similarly, retirement plans may change plan participants for certain expenses. These fees and additional amounts could reduce an investment return in Class R shares of the Fund.

Financial service firms and retirement plans may have omnibus accounts and similar arrangements with the Trust and may be paid for providing sub-transfer agency and other

26	PIMCO Funds Prospectus

services. A firm or retirement plan may be paid for its services directly or indirectly by the Fund, the Adviser or an affiliate (normally not to exceed an annual rate of 0.50% of the Fund’s average daily net assets attributable to its Class R shares and purchased through such firm or retirement plan for its clients). The Distributor may pay a financial service firm or retirement plan an additional amount not to exceed 0.20% for sub-transfer agency or other administrative services. Your retirement plan may establish various minimum investment requirements for Class R shares of the Fund and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class R shares or the reinvestment of dividends. Plan participants should contact their plan administrator with respect to these issues. Plan administrators should contact their financial service firm for information about the firm. This Prospectus should be read in connection with the retirement plan’s and/or the financial service firm’s materials regarding its fees and services.

• Calculation of Share Price and Redemption Payments. When shareholders buy or sell (redeem) Class R shares of the Fund, they pay or receive a price equal to the NAV of the shares, subject to any Redemption Fees. NAVs are determined at the NYSE Close on each day the NYSE is open. See “How Fund Shares Are Priced” above for details. Generally, purchase and redemption orders for Fund shares are processed at the NAV next calculated after an order is received by the Distributor. In addition, orders received by the Distributor from financial service firms after NAV is determined that day will be processed at that day’s NAV if the orders were received by the firm from the retirement plan prior to such determination and were transmitted to and received by the Distributor prior to its close of business that day (normally 7:00 p.m., Eastern time).

Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

The Trust does not calculate NAVs or process orders on days when the NYSE is closed. If a purchase or redemption order is received by the Distributor on a day when the NYSE is closed, it will be processed on the next succeeding day when the NYSE is open (according to the succeeding day’s NAV).

Distribution and Servicing (12b-1) Plans

The Fund pays fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to Distribution and Servicing Plans (“12b-1 Plans”) adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (“1940 Act”).

PIMCO Funds Prospectus	27

The following lists the maximum annual rates at which the distribution and servicing fees may be paid under the 12b-1 Plan (calculated as a percentage of the Fund’s average daily net assets attributable to the particular class of shares):

All Asset Fund	Servicing Fee	Distribution Fee
Class R	0.25%	0.25%

Because 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than sales charges which are deducted at the time of investment. Therefore, although Class R shares of the Fund do not pay initial sales charges, the distribution fees payable on Class R shares may, over time, cost you more than the initial sales charge imposed on other classes of the Fund’s shares.

Payments to Financial Firms

Some or all of the distribution fees and servicing fees described above are paid to the broker, dealer or financial adviser (collectively, “financial firms”) through which you purchase your shares. With respect to Class B and Class C shares, the financial firms are also paid at the time of your purchase a commission, depending on the Fund involved, of up to 4.00% and 1.00%, respectively, of your investment in such share classes. Please see the SAI and Guide for more details. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks.

In addition, AGID, PIMCO and their affiliates (for purposes of this subsection only, collectively, the “Distributor”) may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services such as, without limitation, providing the Fund with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Fund on the financial firms’ preferred or recommended fund list, granting the Distributor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of the Fund, all other series of Trust, other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Fund and the quality of the financial firm’s relationship with the Distributor.

28	PIMCO Funds Prospectus

The additional payments described above are made at the Distributor’s expense. These payments may be made, at the discretion of the Distributor, to some of the top 50 financial firms that have sold the greatest amounts of shares of the Fund. The level of payments made to a financial firm in any future year will vary and normally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In lieu of payments pursuant to the foregoing formulae, the Distributor may make payments of an agreed upon amount which normally will not exceed the amount that would have been payable pursuant to the formulae. There are a few existing relationships on different bases that will continue, some even into 2005, until they end. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Fund and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although the Fund may use financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, the Fund and the Adviser will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Distributor to financial firms, please see the SAI and Guide.

From time to time, PIMCO or its affiliates may pay investment consultants or their parent or affiliated companies for certain services including technology, operations, tax, or audit consulting services, and may pay such firms for PIMCO’s attendance at investment forums sponsored by such firms or for various studies, surveys, or access to databases. PIMCO and its affiliates may also provide investment advisory services to investment consultants and their affiliates. These consultants or their affiliates may, in the ordinary course of their investment consultant business, recommend that their clients utilize PIMCO’s investment advisory services or invest in the Fund or in other products sponsored by PIMCO and its affiliates.

PIMCO Funds Prospectus	29

Buying Shares

Class R shares of the Fund are continuously offered to retirement plans. See “Retirement Plans” above. Plan participants may purchase Class R shares only through their retirement plans. In connection with purchases, retirement plans are responsible for forwarding all necessary documentation to their financial service firm or the Distributor. Retirement plans and financial service firms may charge for such services.

A retirement plan may also purchase Class R shares directly from the Trust. To make direct investments, a plan administrator must open an account with the Distributor and send payment for Class R shares either by mail or through a variety of other purchase options and plans offered by the Trust. Retirement plans that purchase their shares directly from the Trust must hold their shares in an omnibus account at the retirement plan level.

Retirement plans which wish to invest directly by mail should send a check payable to Allianz Global Investors Distributors LLC, along with a completed application form to:

Allianz Global Investors Distributors LLC

P.O. Box 9688

Providence, RI 02940-0926

The Trust accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. Investors may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to Allianz Global Investors Distributors LLC and should clearly indicate the relevant account number. Investors should call the Distributor at 1-800-426-0107 if they have any questions regarding purchases by mail.

Class R shares of the Fund will be held in a plan participant’s account (which in turn may hold Class R shares through the account of a financial service firm) and, generally, retirement plans will hold Class R shares (either directly or through a financial service firm) in nominee or street name as the participant’s agent. In most cases, the Trust’s transfer agent, PFPC, Inc., will have no information with respect to or control over accounts of specific Class R shareholders and participants may obtain information about their accounts only through their plan. In the interest of economy and convenience, certificates for Class R shares will not be issued.

The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended during any period in which the NYSE is closed for other than weekends or holidays, or if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors.

30	PIMCO Funds Prospectus

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Fund’s prospectus and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and your shares are held directly with the Trust, call the Trust at 1-800-426-0107. Alternatively, if your shares are held through a financial institution, please contact it directly. Within thirty days after receipt of your request by the Trust, the Trust will begin sending you individual copies.

Investment Minimums.  The following investment minimums apply for purchases of Class R shares.

Initial Investment	Subsequent Investments
$2,500	$50

In addition, accounts with balances of $1,000 or less may be charged an annual fee of $16. This fee may be deducted in quarterly installments from the below-minimum account and paid to the Administrator for certain categories of investors, including certain tax-qualified retirement plans, and for certain special investment programs and plans offered by the Trust.

Retirement plans and financial service firms may impose different investment minimums than the Trust. Please contact your plan administrator or financial service firm for information.

Abusive Trading Practices

The Trust encourages shareholders to invest in the Fund as part of a long-term investment strategy and discourages excessive, short-term trading and other abusive trading practices. To that end, the Trust’s Board of Trustees has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to the Fund and its shareholders. Such activities, sometimes referred to as “market timing,” may have a detrimental effect on the Fund and its shareholders. For example, depending upon various factors such as the size of the Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, the Trust imposes redemption fees on Fund shares redeemed or exchanged within a given period after their purchase. The purpose of redemption fees is to deter excessive, short-term trading and other abusive trading practices and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests. See “Redemption Fees” below for further information. In certain situations, the Fund has elected not to impose redemption fees. See “Waiver of Redemption Fees” below for a discussion on the specific situations in which the Fund will not impose redemption fees.

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Second, to the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the net asset value of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Fund’s portfolio securities. See “How Fund Shares Are Priced” below for more information.

Third, the Trust seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and PIMCO each reserve the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of PIMCO, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price, and may also monitor for any attempts to improperly avoid the imposition of Redemption Fees. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods there can be no assurances that such activities can be mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to the Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for the Fund to identify short-term transactions in the Fund.

Minimum Account Size

Due to the relatively high cost to the Fund of maintaining small accounts, investors are asked to maintain an account balance in the Fund in which the investor invests of at least the minimum investment necessary to open the particular type of account. If an investor’s balance for the Fund remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem any remaining shares and close that Fund account after giving the investor 60 days to increase the balance. Your Fund account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your Allianz Funds and PIMCO Funds accounts exceeds $50,000.

Exchanging Shares

Except as provided below or in the applicable Fund’s or series’ prospectus(es), Class R shares of the Fund may be exchanged for Class R shares of any other Fund or series of Allianz Funds that offers Class R shares. Shares are exchanged on the basis of their respective NAVs next calculated after an exchange order is received by the Distributor. Exchanges of shares held less than a certain number of days may be subject to a redemption fee. See “Redemption Fees” below.

32	PIMCO Funds Prospectus

Retirement plans or financial service firms may impose various fees and charges, investment minimums and other requirements with respect to exchanges. In addition, for taxable shareholders, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. Plan participants should contact their plan administrators to exchange shares and for additional information about the exchange privilege.

An investor may exchange shares only with respect to Funds or other eligible series that are registered in the investor’s state of residence or where an exemption from registration is available.

The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of PIMCO, the transaction would adversely affect the Fund and its shareholders. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by SEC regulations, the Trust will give 60 days’ advance notice to a plan’s financial service firm of any termination or material modification of the exchange privilege with respect to Class R shares.

Selling Shares

Class R shares may be redeemed through the investor’s plan administrator on any day the NYSE is open. Other than any applicable redemption fee (see below), investors do not pay any fees or other charges to the Trust or the Distributor when selling shares, although retirement plans and financial service firms may charge for their services in processing redemption requests. Please contact the plan or firm for details.

Subject to any restrictions in the applicable retirement plan documents, plan administrators are obligated to transmit redemption orders to the Distributor or their financial service firm promptly and are responsible for ensuring that redemption requests are in proper form. Retirement plans and financial service firms will be responsible for furnishing all necessary documentation to the Distributor or the Trust’s transfer agent and may charge for their services. Redemption proceeds will be forwarded to the retirement plan or financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order.

Redemptions of Fund shares may be suspended when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated

PIMCO Funds Prospectus	33

on the completed application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust’s procedures. Shareholders should inquire as to whether a particular institution is an eligible guarantor institution. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the completed application to effect transactions for the organization.

Redemption Fees

Shareholders of the Fund will be subject to a Redemption Fee on redemptions and exchanges equal to 2.00% of the net asset value of Fund shares redeemed or exchanged (based on the total redemption proceeds after any applicable deferred sales charges) within 30 days after their acquisition (by purchase or exchange).

In cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

A new time period begins with each acquisition of shares through a purchase or exchange. For example, for Funds with a thirty-day holding period, a series of transactions in which shares of Fund A are exchanged for shares of Fund B twenty days after the purchase of the Fund A shares, followed twenty days later by an exchange of the Fund B shares for shares of Fund C, will be subject to two Redemption Fees (one on each exchange).

The purpose of Redemption Fees is to deter excessive, short-term trading and other abusive trading practices as described above under “Abusive Trading Practices” and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. Redemption Fees are not paid separately, but are deducted from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Fund to defray certain costs described below and are not paid to or retained by PIMCO or the Distributor. Redemption Fees are not sales loads or contingent deferred sales loads. Redemption and exchange of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

Limitations on the Assessment of Redemption Fees.  The Fund may not be able to impose and/or collect the Redemption Fee in certain circumstances. For example, the Fund will not be able to collect the Redemption Fee on redemptions and exchanges by shareholders who invest through certain retirement plans or through certain financial intermediaries (for example, through broker-dealer omnibus accounts or through a recordkeeping organization) that have

34	PIMCO Funds Prospectus

not agreed to assess or collect the Redemption Fee from such shareholders, or that have not agreed to provide the information necessary for the Fund to impose the Redemption Fee on such shareholders or do not currently have the capability to assess or collect the Redemption Fee. The Fund may nonetheless continue to effect share transactions for such shareholders and financial intermediaries. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to the Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for the Fund to identify short-term transactions in the Fund, and makes assessment of the Redemption Fee on transactions effected through such accounts impractical without the assistance of the financial intermediary. Due to these limitations on the assessment of the Redemption Fee, the Fund’s use of Redemption Fees may not successfully eliminate excessive short-term trading in shares of the Fund.

Waivers of Redemption Fees.  In the following situations, the Fund has elected not to impose the Redemption Fee:

•	redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;
•	certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans (see below for details);
•	redemptions or exchanges in discretionary asset allocation or wrap programs (“wrap programs”) that are initiated by the sponsor of the program as part of a periodic rebalancing, provided that such rebalancing occurs no more frequently than quarterly;
•	redemptions or exchanges in a wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan;
•	involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Fund, or to pay shareholder fees;
•	redemptions and exchanges effected by other mutual funds that are sponsored by PIMCO or its affiliates; and
•	otherwise as PIMCO or the Trust may determine in their sole discretion.

Applicability of Redemption Fees in Certain Defined Contribution Plans.  Redemption fees will not apply to the following transactions in participant-directed retirement plans (such as 401(k), 403(b), 457 and Keogh plans): 1) where the shares being redeemed were purchased with new contributions to the plan (e.g., payroll contributions, employer contributions, loan repayments); 2) redemptions made in connection with taking out a loan from the plan; 3) redemptions in connection with death, disability, hardship withdrawals, or Qualified Domestic Relations Orders; 4) redemptions made as part of a systematic withdrawal plan; 5) redemptions made by a defined contribution plan in connection with a termination or restructuring of the plan or 6) redemptions made in connection with a participant’s termination of employment.

PIMCO Funds Prospectus	35

Redemption fees generally will apply to other participant-directed redemptions and exchanges. For example, if a participant exchanges shares of Fund A that were purchased with new contributions, into Fund B, a redemption fee would not apply to that exchange. However, any subsequent participant-directed exchange of those shares from Fund B into Fund A or another fund may be subject to redemption fees, depending upon the holding period and subject to the exceptions described in this paragraph.

Retirement plan sponsors, participant recordkeeping organizations and other financial intermediaries may also impose their own restrictions, limitations or fees in connection with transactions in the Fund’s shares, which may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any differences in how the redemption fee is applied to your investments in the Fund, and whether any additional restrictions, limitations or fees are imposed in connection with transactions in Fund shares.

The Trust may eliminate or modify the waivers enumerated above at any time, in its sole discretion. Shareholders will receive 60 days’ notice of any material changes to the Redemption Fee, unless otherwise permitted by law.

Redemptions in Kind

The Trust has agreed to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. It is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Verification of Identity

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

1. Name.

2. Date of birth (for individuals).

3. Residential or business street address.

4. Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

36	PIMCO Funds Prospectus

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

PIMCO Funds Prospectus	37

Fund Distributions

The Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. Dividends paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time. The Fund intends to declare and distribute income dividends quarterly.

In addition, the Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

You can choose from the following distribution options:

•	Reinvest all distributions in additional shares of the same class of the Fund at NAV. This will be done unless you elect another option.
•	Invest all distributions in shares of the same class of any other Fund of the Trust or Allianz Funds which offers that class at NAV. You must have an account existing in the Fund selected for investment with the identical registered name. You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.
•	Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial intermediary). You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

You do not pay any sales charges on shares you receive through the reinvestment of Fund distributions.

If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

38	PIMCO Funds Prospectus

Tax Consequences

Taxes on Fund distributions

If you are subject to U.S. federal income tax, you will be subject to tax on Fund distributions whether you received them in cash or reinvested them in additional shares of the Funds. For federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains.

Fund dividends (i.e., distributions of investment income) are taxable to you as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of gains from investments that the Fund owned for more than one year will generally be taxable to you as long-term capital gains. Distributions of gains from investments that the Fund owned for one year or less will generally be taxable to you as ordinary income.

Fund distributions are taxable to you even if they are paid from income or gains earned by the Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

Taxes when you sell (redeem) or exchange your shares

Any gain resulting from the sale of Fund shares will generally be subject to federal income tax. When you exchange shares of the Fund for shares of another series, the transaction will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

Returns of capital

If the Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Consult your tax advisor about other possible tax consequences

This is a summary of certain federal income tax consequences of investing in the Fund. You should consult your tax advisor for more information on your own tax situation, including possible state, local and foreign tax consequences.

A Note on the CommodityRealReturn Strategy Fund

The CommodityRealReturn Strategy Fund is an Underlying Fund in which the Fund may invest. One of the requirements for favorable tax treatment as a regulated investment company under

PIMCO Funds Prospectus	39

the Internal Revenue Code is that the Underlying Fund derive at least 90 percent of its gross income from certain qualifying sources of income. On December 16, 2005, the Internal Revenue Service announced a Revenue Ruling that would cause certain income from commodity-linked swaps in which the Underlying Fund invests to not be considered qualifying income after June 30, 2006. The Revenue Ruling would limit the extent to which the Underlying Fund may invest in such commodity-linked swaps or certain other commodity-linked derivatives after June 30, 2006 to a maximum of 10 percent of its gross income.

The Revenue Ruling has no immediate impact on the current operations of the Underlying Fund and will not affect the ability of the Underlying Fund to qualify as a regulated investment company for tax purposes for periods through June 30, 2006.

Absent contrary tax guidance from the Internal Revenue Service, PIMCO believes it can continue to operate the Underlying Fund consistent with both the Revenue Ruling and its current investment policies using (i) alternative investments, such as commodity-linked notes, and/or (ii) alternative structures within the Underlying Fund. PIMCO believes that these changes can be made prior to June 30, 2006. The use of alternative investments and structures could negatively affect the Underlying Fund’s (and to the extent it invests in the Underlying Fund, the All Asset Fund’s) investment return.

A Note on the CommodityRealReturn Strategy, Real Return Asset and RealEstateRealReturn Strategy Funds

The CommodityRealReturn Strategy, Real Return Asset and RealEstateRealReturn Strategy Funds are Underlying Funds in which the Fund may invest. Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the Underlying Funds’ gross income. Due to original issue discount, the Underlying Funds may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Underlying Funds to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

A Note on the StocksPLUS Municipal-Backed Fund

Dividends paid to shareholders of the StocksPLUS Municipal-Backed Fund, an Underlying Fund in which the Fund may invest, are expected to be designated by the Underlying Fund as “exempt-interest dividends” to the extent that such dividends are derived from Municipal Bond interest, and shareholders may generally exclude such dividends from gross income for federal income tax purposes. The federal tax exemption for “exempt-interest dividends” from Municipal Bonds does not necessarily result in the exemption of such dividends from state and local taxes. The Underlying Fund’s distributions from any gains from investments in stocks and on Index derivatives will generally be taxable as ordinary income and/or long-term capital gains.

40	PIMCO Funds Prospectus

The Underlying Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Dividends derived from taxable interest or capital gains will be subject to federal income tax and will be subject to state tax in most states. The interest on “private activity” bonds is a tax-preference item for purposes of the federal alternative minimum tax. As a result, for shareholders that are subject to the alternative minimum tax, income derived from “private activity” bonds will not be exempt from federal income tax. The payment of a portion of the Underlying Fund’s dividends as dividends exempt from federal income tax will not provide additional tax benefits to investors in tax-sheltered retirement plans or individuals not subject to federal income tax.

A Note on Funds of Funds

The Fund’s use of a fund of funds structure could affect the amount, timing and character of distributions to shareholders, and may therefore increase the amount of taxes payable by shareholders.

This section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.

PIMCO Funds Prospectus	41

Characteristics and Risks of Securities and Investment Techniques

The Fund invests its assets in shares of the Underlying Funds, and as such does not invest directly in the securities below. The Underlying Funds, however, may invest in such securities. Because the value of an investment in the Fund is directly related to the investment performance of the Underlying Funds in which it invests, the risks of investing in the Fund are closely related to the risks associated with the Underlying Funds and their investments in the securities described below. Please see the “Description of the Underlying Funds.”

This section provides additional information about some of the principal investments and related risks of the Fund and the Underlying Funds described under “Summary Information” and “Summary of Principal Risks” above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Underlying Funds from time to time. Most of these securities and investment techniques are discretionary, which means that PIMCO can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Underlying Funds. As with any mutual fund, investors in the Fund rely on the professional investment judgment and skill of PIMCO and the individual portfolio manager. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Underlying Funds.

Securities Selection

Most of the Underlying Funds seek maximum total return. The total return sought by an Underlying Fund consists of both income earned on the Underlying Fund’s investments and capital appreciation, if any, arising from increases in the market value of the Underlying Fund’s holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates or improving credit fundamentals for a particular market sector or security.

In selecting securities for an Underlying Fund, PIMCO develops an outlook for interest rates, foreign currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Underlying Fund’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. and foreign economies, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO’s security selection techniques will produce the desired results.

42	PIMCO Funds Prospectus

U.S. Government Securities

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater market risk than interest-paying securities of similar maturities.

Municipal Bonds

Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Underlying Funds may invest include municipal lease obligations. The Underlying Funds may also invest in securities issued by entities whose underlying assets are municipal bonds.

The Underlying Funds may invest, without limitation, in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every 7 to 35 days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

Mortgage-Related and Other Asset-Backed Securities

Each Underlying Fund may invest in mortgage- or other asset-backed securities. Each Underlying Fund (except the California Intermediate Municipal Bond, Convertible, Money Market, Municipal Bond, New York Municipal Bond and Short Duration Municipal Income Funds) may invest all of its assets in such securities. Mortgage-related securities include mortgage pass- through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose an Underlying Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however,

PIMCO Funds Prospectus	43

when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on an Underlying Fund’s yield to maturity from these securities. Each Underlying Fund (except the Money Market Fund) may invest no more than 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities.

The Underlying Funds may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The Underlying Funds may invest in other asset-backed securities that have been offered to investors.

Loan Participations and Assignments

Certain Underlying Funds may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If an Underlying Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Corporate Debt Securities

Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such

44	PIMCO Funds Prospectus

factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

High Yield Securities

Securities rated lower than Baa by Moody’s or lower than BBB by S&P are sometimes referred to as “high yield” or “junk” bonds. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. The Emerging Markets Bond Fund, an Underlying Fund, may invest in securities that are in default with respect to the payment of interest or repayment of principal, or presenting an imminent risk of default with respect to such payments. Issuers of securities in default may fail to resume principal or interest payments, in which case the Emerging Markets Bond Fund may lose its entire investment.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. Each Underlying Fund may invest in floating rate debt instruments (“floaters”) and (except the Money Market Fund) engage in credit spread trades. While floaters provide a certain degree of protection against rises in interest rates, an Underlying Fund will participate in any declines in interest rates as well. Each Underlying Fund (except the Money Market Fund) may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Each Underlying Fund (except the Money Market Fund) may invest no more than 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

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The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure

Each Underlying Fund (except the Money Market Fund) may invest in “event-linked bonds,” or “event-linked swaps” or implement “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena or statistics related to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, an Underlying Fund may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. Event-linked bonds may also expose an Underlying Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretation, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Convertible and Equity Securities

Each Underlying Fund, except the Total Return Fund, may invest in convertible securities or equity securities. The Total Return Fund may not invest in equity securities but may invest in convertible securities that are not considered equities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. An Underlying Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Underlying Fund’s ability to achieve its investment objective.

While certain of the Underlying Funds intend to invest primarily in fixed income securities, they may invest in convertible securities or equity securities. While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, an Underlying Fund may consider convertible securities or equity securities to gain exposure to such investments.

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Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by an Underlying Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Foreign (Non-U.S.) Securities

Investing in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. companies. Shareholders should consider carefully the substantial risks involved for Underlying Funds that invest in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

Certain of the Underlying Funds also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

• Emerging Market Securities.  Each Underlying Fund (except the California Intermediate Municipal Bond, European StocksPLUS® TR Strategy, Far East (ex-Japan) StocksPLUS® TR Strategy, International StocksPLUS® TR Strategy, Long-Term U.S. Government, Low Duration II, Money Market, Municipal Bond, New York Municipal Bond, Short Duration Municipal Income, StocksPLUS® Municipal-Backed and Total Return II Funds) may invest up to 10% of its total assets (5% in the case of the Low Duration, Low Duration III and Short-Term Funds) in securities of issuers based in countries with developing (or “emerging market”) economies. The

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Diversified Income and Emerging Markets Bond Funds may invest without limit in such securities. Each of the European StocksPLUS® TR Strategy, Far East (ex-Japan) StocksPLUS® TR Strategy and International StocksPLUS® TR Strategy Funds may invest up to 10% of its total assets in Fixed Income Instruments of issuers based in countries with emerging market economies and may invest in emerging market equity securities up to the approximate weightings in the respective Fund’s index.

A security is economically tied to an emerging market country if it is principally traded on the country’s securities markets, or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country, or has a majority of its assets in the country. The adviser has broad discretion to identify and invest in countries that it considers to qualify as emerging securities markets. However, an emerging securities market is generally considered to be one located in any country that is defined as an emerging or developing economy by the World Bank or its related organizations, or the United Nations or its authorities. In making investments in emerging market securities, the Funds emphasize those countries with relatively low gross national product per capita and with the potential for rapid economic growth. The adviser will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors it believes to be relevant.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by an Underlying Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause an Underlying Fund to miss attractive investment opportunities, hold a

48	PIMCO Funds Prospectus

portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Each Underlying Fund (except the California Intermediate Municipal Bond, Long-Term U.S. Government, Low Duration II, Municipal Bond, New York Municipal Bond, Short Duration Municipal Income and Total Return II Funds) may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by an Underlying Fund may be subject to restructuring arrangements or to requests for new credit, which may cause the Underlying Fund to suffer a loss of interest or principal on any of its holdings.

Foreign (Non-U.S.) Currencies

An Underlying Fund that invests directly in foreign currencies or in securities that trade in, or receive revenues in, foreign currencies will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments.

• Foreign Currency Transactions.  Underlying Funds that invest in securities denominated in foreign currencies may enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces the Underlying Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Underlying Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. An Underlying Fund may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that an Underlying Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for an Underlying Fund to benefit from favorable fluctuations in relevant foreign currencies. An Underlying Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The

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Underlying Fund will segregate or “earmark” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Repurchase Agreements

Each Underlying Fund may enter into repurchase agreements, in which the Underlying Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Underlying Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Underlying Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings

Each Underlying Fund may enter into reverse repurchase agreements and dollar rolls, subject to the Underlying Fund’s limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by an Underlying Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. An Underlying Fund will segregate or “earmark” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements, dollar rolls, and other borrowings. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for an Underlying Fund.

Each Underlying Fund may borrow money to the extent permitted under the 1940 Act. This means that, in general, an Underlying Fund may borrow money from banks for any purpose on a secured basis in an amount up to  1/3 of the Underlying Fund’s total assets. An Underlying Fund may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Underlying Fund’s total assets.

Derivatives

Each Underlying Fund (except the Money Market Fund) may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). Each Underlying Fund (except the Money Market Fund) may invest some or all of its assets in derivative instruments, subject to the Underlying Fund’s objective and policies. The portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy

50	PIMCO Funds Prospectus

used by an Underlying Fund will succeed. A description of these and other derivative instruments that the Underlying Funds may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

An Underlying Fund’s use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Underlying Funds.

Management Risk.  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk.  The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. Additionally, credit default swaps could result in losses if an Underlying Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Liquidity Risk.  Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When an Underlying Fund uses derivatives for leverage, investments in that Underlying Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the Underlying Fund will segregate or “earmark” assets determined to be liquid by PIMCO in accordance with procedures established by the Underlying Fund’s Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability.  Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that an Underlying Fund will engage in derivatives transactions at any time or from time to time. An Underlying Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

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Market and Other Risks.  Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to an Underlying Fund’s interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for an Underlying Fund, the Underlying Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Underlying Fund investments. An Underlying Fund may also have to buy or sell a security at a disadvantageous time or price because the Underlying Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to an Underlying Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, an Underlying Fund’s use of derivatives may cause the Underlying Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Underlying Fund had not used such instruments.

• A Note on the CommodityRealReturn Strategy Fund.  While each Underlying Fund (except the Money Market Fund) may invest in the following types of derivative instruments, the CommodityRealReturn Strategy Fund, an Underlying Fund in which the Fund may invest, typically will seek to gain exposure to the commodity markets by investing in commodity swap agreements. The Underlying Fund may also invest in commodity options, futures, options on futures and index-linked and commodity-linked “structured” notes (together with commodity swap agreements, “commodity-linked derivative investments”).

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between an Underlying Fund and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions and therefore they are less liquid investments than exchange-traded instruments.

The Underlying Fund may seek exposure to the commodity markets through investments in leveraged or unleveraged commodity-linked or index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the

52	PIMCO Funds Prospectus

issuer and the purchaser of the note. The Underlying Fund would typically invest in these notes if commodity swaps were no longer available for investment or were no longer considered attractive investment vehicles. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investment. These notes expose the Underlying Fund economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at the maturity of the note, the Underlying Fund may receive more or less principal than it originally invested. The Underlying Fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

If the Underlying Fund were to seek exposure to the commodity markets through investments in these notes, it is possible that a lesser amount of the Underlying Fund’s assets would be available for investment in inflation-indexed instruments and other Fixed Income Instruments, which could adversely affect the Underlying Fund’s total return.

On December 16, 2005, the Internal Revenue Service announced a Revenue Ruling that may limit the extent to which the Underlying Fund may invest in commodity-linked swaps or certain other commodity-linked derivatives after June 30, 2006. See “Tax Consequences—A Note on the CommodityRealReturn Strategy Fund,” above for further information.

Delayed Funding Loans and Revolving Credit Facilities

The Underlying Funds (except the Money Market and Municipal Bond Funds) may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring an Underlying Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that an Underlying Fund is committed to advance additional funds, it will segregate or “earmark” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Each Underlying Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Underlying Fund’s other assets will decline in

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value. Therefore, these transactions may result in a form of leverage and increase the Underlying Fund’s overall investment exposure. Typically, no income accrues on securities an Underlying Fund has committed to purchase prior to the time delivery of the securities is made, although the Underlying Fund may earn income on securities it has segregated or “earmarked” to cover these positions.

Investment in Other Investment Companies

The Fund invests substantially all its assets in other investment companies. The Fund’s investment in a particular Underlying Fund normally will not exceed 50% of its total assets. Each Underlying Fund may invest up to 10% of its assets in securities of other investment companies, such as closed-end management investment companies, or in pooled accounts or other investment vehicles which invest in foreign markets. As a shareholder of any investment company, the Fund or Underlying Fund may indirectly bear service and other fees which are in addition to the fees the Fund or Underlying Fund pays its service providers.

Subject to the restrictions and limitations of the 1940 Act, each Underlying Fund may, in the future, elect to pursue its investment objective by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives, policies and limitations as the Underlying Fund. The Fund may also invest in exchange traded funds, subject to the restrictions and limitations of the 1940 Act.

Short Sales

Each Underlying Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose an Underlying Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Underlying Fund. An Underlying Fund making a short sale must segregate or “earmark” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner.

Illiquid Securities

Each Underlying Fund may invest up to 15% (10% in the case of the Money Market Fund) of its net assets in illiquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. The portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which an Underlying Fund has valued the securities. Restricted

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securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of Portfolio Securities

For the purpose of achieving income, each Underlying Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objectives and Policies” in the Statement of Additional Information for details. When an Underlying Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Underlying Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. An Underlying Fund may pay lending fees to a party arranging the loan.

Portfolio Turnover

The length of time an Underlying Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by an Underlying Fund is known as “portfolio turnover.” Each Underlying Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to an Underlying Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect an Underlying Fund’s performance.

The asset allocation sub-adviser to the Fund expects portfolio turnover to be, on average, approximately 100% per year. In addition, the Fund indirectly bears the expenses associated with portfolio turnover of the Underlying Funds, which may have fairly high portfolio turnover rates (i.e., in excess of 100%). Shareholders in the Fund may also bear expenses directly or indirectly through sales of securities held by the Fund and the Underlying Funds which result in realization of taxable capital gains. To the extent such gains relate to securities held for twelve months or less, such gains will be short-term capital gains taxed at ordinary income tax rates when distributed to shareholders who are individuals.

Temporary Defensive Positions

For temporary or defensive purposes, the Fund and each Underlying Fund may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Fund or Underlying Fund engages in such strategies, it may not achieve its investment objective.

Changes in Investment Objectives and Policies

The investment objective of the Global Bond Fund (U.S. Dollar-Hedged), an Underlying Fund, may be changed by its Board of Trustees without shareholder approval. The investment objectives

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of the Fund and the Underlying Funds (except the European StocksPLUS® TR Strategy, Far East (ex-Japan) StocksPLUS® TR Strategy, International StocksPLUS® TR Strategy, Japanese StocksPLUS® TR Strategy, RealEstateRealReturn Strategy, StocksPLUS® Municipal-Backed and StocksPLUS® TR Short Strategy Funds) are fundamental and may not be changed without shareholder approval. Unless otherwise stated, all other investment policies of the Fund and the Underlying Funds may be changed by the Board of Trustees without shareholder approval.

Percentage Investment Limitations

Unless otherwise stated, all percentage limitations on Fund and Underlying Fund investments listed in this prospectus will apply at the time of investment. The Fund and each Underlying Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. For each Underlying Fund that has adopted a policy to invest at least 80% of its assets in investments suggested by its name, the term “assets” means net assets plus the amount of borrowing for investment purposes.

Credit Ratings and Unrated Securities

Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to fixed income securities by Moody’s and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. An Underlying Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

An Underlying Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Underlying Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that the Underlying Fund invests in high yield and/or unrated securities, the Underlying Fund’s success in achieving its investment objective may depend more heavily on the portfolio manager’s creditworthiness analysis than if the Underlying Fund invested exclusively in higher-quality and rated securities.

Other Investments and Techniques

The Underlying Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Underlying Funds to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Underlying Funds.

56	PIMCO Funds Prospectus

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PIMCO Funds Prospectus	57

Descriptions of the Underlying Funds

Because the Fund invests its assets in the Underlying Funds, and the Underlying Funds are not offered in this prospectus, the following provides a general description of the main investments and other information about the Underlying Funds. The Fund may invest in additional PIMCO Funds created in the future at the discretion of PIMCO and without shareholder approval. For a complete description of the Underlying Funds, please see the Institutional Class prospectus, which is available free of charge by telephoning the Trust at 1-800-927-4648.

		Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
Short Duration Bond Funds	Money Market	Money market instruments	≤ 90 days dollar-weighted average maturity	Min 95% Prime 1; ≤ 5% Prime 2	0%
	Floating Income	Variable and floating-rate securities and their economic equivalents	0-1 year	Caa to Aaa; max 10% below B	0-30%
	Short-Term	Money market instruments and short maturity fixed income securities	0-1 year	B to Aaa; max 10% below Baa	0-10%
	Low Duration	Short maturity fixed income securities	1-3 years	B to Aaa; max 10% below Baa	0-30%
	Low Duration II	Short maturity fixed income securities with quality and non-U.S. issuer restrictions	1-3 years	A to Aaa	0%
	Low Duration III	Short maturity fixed income securities with prohibitions on firms engaged in socially sensitive practices	1-3 years	B to Aaa; max 10% below Baa	0-30%

58	PIMCO Funds Prospectus

		Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
Intermediate Duration Bond Funds	GNMA	Short and intermediate maturity mortgage-related fixed income securities issued by the Government National Mortgage Association	1-7 years	Baa to Aaa; max 10% below Aaa	0%
	Moderate Duration	Short and intermediate maturity fixed income securities	2-5 years	B to Aaa; max 10% below Baa	0-30%
	Total Return	Intermediate maturity fixed income securities	3-6 years	B to Aaa; max 10% below Baa	0-30%
	Total Return II	Intermediate maturity fixed income securities with quality and non-U.S. issuer restrictions	3-6 years	Baa to Aaa	0%
	Total Return III	Intermediate maturity fixed income securities with prohibitions on firms engaged in socially sensitive practices	3-6 years	B to Aaa; max 10% below Baa	0-30%
	Total Return Mortgage	Short and intermediate maturity mortgage-related fixed income securities	1-7 years	Baa to Aaa; max 10% below Aaa	0%
	Investment Grade Corporate Bond	Corporate fixed income securities	3-7 years	B to Aaa; max 10% below Baa	0-30%
	High Yield	Higher yielding fixed income securities	2-6 years	Caa to Aaa; min 80% below Baa (max 5% Caa)	0-20%
	Diversified Income	Investment grade corporate, high yield and emerging market fixed income securities	3-8 years	Max 10% below B	0-30%

PIMCO Funds Prospectus	59

		Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
Long Duration Bond Funds	Long-Term U.S. Government	Long-term maturity fixed income securities	≥ 8 years	A to Aaa	0%
Real Return Strategy Funds	Real Return	Inflation-indexed fixed income securities	+/- 3 years of its Index	B to Aaa; max 10% below Baa	0-30%
	Real Return Asset	Inflation-indexed fixed income securities	+/- 3 years of its Index	B to Aaa; max 20% below Baa	0-30%
	Commodity RealReturn Strategy	Commodity-linked derivatives backed by a portfolio of inflation-indexed and other fixed income securities	0-10 years	B to Aaa; max 10% below Baa	0-30%
	RealEstate RealReturn Strategy	Real estate-linked derivative instruments backed by a portfolio of inflation-indexed and other fixed income securities	0-10 years	B to Aaa; max 10% below Baa	0-30%
Tax Exempt Bond Funds	Short Duration Municipal Income	Short to intermediate maturity municipal securities (exempt from federal income tax)	0-3 years	Baa to Aaa	0%
	Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal income tax)	3-10 years	Ba to Aaa; max 10% below Baa	0%
	California Intermediate Municipal Bond	Intermediate maturity municipal securities (exempt from federal and California income tax)	3-7 years	B to Aaa; max 10% below Baa	0%

60	PIMCO Funds Prospectus

		Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
	New York Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal and New York income tax)	3-12 years	B to Aaa; max 10% below Baa	0%
International Bond Funds	Global Bond (Unhedged)	U.S. and non-U.S. intermediate maturity fixed income securities	3-7 years	B to Aaa; max 10% below Baa	25-75%(3)
	Global Bond (U.S. Dollar-Hedged)	U.S. and hedged non-U.S. intermediate maturity fixed income securities	3-7 years	B to Aaa; max 10% below Baa	25-75%(3)
	Foreign Bond (Unhedged)	Intermediate maturity non-U.S. fixed income securities	3-7 years	B to Aaa; max 10% below Baa	≥ 80%(3)
	Foreign Bond (U.S. Dollar-Hedged)	Intermediate maturity hedged non-U.S. fixed income securities	3-7 years	B to Aaa; max 10% below Baa	≥ 80%(3)
	Developing Local Markets	Currencies or fixed income securities denominated in currencies of non-U.S. countries	0-8 years	Max 15% below B	≥80%(3)
	Emerging Markets Bond	Emerging market fixed income securities	0-8 years	Max 15% below B	≥ 80%(3)
Convertible Funds	Convertible	Convertible securities	N/A	Max 20% below B	0-30%
Equity-Related Funds	Fundamental IndexPLUS	Research Affiliates Fundamental 1000 Index derivatives backed by a portfolio of short-term fixed-income securities	0-1 year	B to Aaa; max 10% below Baa	0-30%

PIMCO Funds Prospectus	61

	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
Fundamental IndexPLUS TR	Research Affiliates Fundamental 1000 Index derivatives backed by a portfolio of short and intermediate maturity fixed income securities	1-6 years	B to Aaa; max 10% below Baa	0-30%
StocksPLUS®	S&P 500 stock index derivatives backed by a portfolio of short-term fixed-income securities	0-1 year	B to Aaa; max 10% below Baa	0-30%
StocksPLUS® Total Return	S&P 500 stock index derivatives backed by a portfolio of short and intermediate maturity fixed-income securities	1-6 years	B to Aaa; max 10% below Baa	0-30%
European StocksPLUS® TR Strategy	European equity derivatives backed by a portfolio of fixed income securities	1-6 years	B to Aaa; max 10% below Baa	0-30%(4)
Far East (ex-Japan) StocksPLUS® TR Strategy	Far Eastern (excluding Japan) equity derivatives backed by a portfolio of fixed income securities	1-6 years	B to Aaa; max 10% below Baa	0-30%(4)
International StocksPLUS® TR Strategy	Non-U.S. equity derivatives backed by a portfolio of fixed income securities	1-6 years	B to Aaa; max 10% below Baa	0-30%(4)
Japanese StocksPLUS® TR Strategy	Japanese equity derivatives backed by a portfolio of fixed income securities	1-6 years	B to Aaa; max 10% below Baa	0-30%(4)

62	PIMCO Funds Prospectus

	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
StocksPLUS® TR Short Strategy	Short S&P 500 stock index derivatives backed by a portfolio of fixed income securities	1-6 years	B to Aaa; max 10% below Baa	0-30%
StocksPLUS® Municipal-Backed	S&P 500 stock index derivatives backed by a portfolio of investment grade debt securities exempt from federal income tax	1-10 years	Baa to Aaa; max 10% Baa	0%

(1) As rated by Moody’s, or equivalently rated by S&P, or if unrated, determined by PIMCO to be of comparable quality.

(2) Each Underlying Fund (except the California Intermediate Municipal Bond, Long-Term U.S. Government, Low Duration II, Municipal Bond, New York Municipal Bond, Short Duration Municipal Income, StocksPLUS® Municipal-Backed and Total Return II Funds) may invest beyond these limits in U.S. dollar-denominated securities of non-U.S. issuers.

(3) The percentage limitation relates to securities of non-U.S. issuers denominated in any currency.

(4) Limitation with respect to the Fund’s fixed income investments. The Fund may invest without limit in equity securities denominated in non-U.S. currencies.

PIMCO Funds Prospectus	63

Financial Highlights

The information below reflects financial results for Institutional Class shares of the Fund, which are offered in a different prospectus. Class R shares of the Fund were not outstanding during the periods shown. The performance shown below differs from that which would have been achieved by Class R shares of the Fund because of the different fees associated with Class R shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in Institutional Class shares of the Fund, assuming reinvestment of all dividends and distributions. The information for the fiscal year ended March 31, 2005 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, are included in the Trust’s annual report to shareholders. The information for the semi-annual period ended September 30, 2005 is unaudited, and is included in the Trust’s semi-annual report to shareholders. The information for the period ended September 30, 2005 has been derived from the Fund’s unaudited financial statements and includes all adjustments, consisting of normal recurring adjustments, that PIMCO considers necessary for a fair presentation of such information. The annual and semi-annual reports are incorporated by reference in the Statement of Additional Information and are available free of charge upon request from the Distributor.

Year or Period Ended		Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss) on Investments(a)	Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
All Asset Fund
Institutional Class
09/30/2005	+	$12.64	$0.28	$0.50	$0.78	$(0.25)	$0.00
03/31/2005		12.81	0.91	(0.24)	0.67	(0.77)	(0.07)
03/31/2004		11.23	0.74	1.41	2.15	(0.48)	(0.09)
07/31/2002- 03/31/2003		10.00	0.41	1.09	1.50	(0.27)	0.00

 + Unaudited

 * Annualized

(a) Per share amounts based on average number of shares outstanding during the period.

(b) If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 0.25%.

64	PIMCO Funds Prospectus

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000’s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
$0.00	$(0.25)	$13.17	6.21%	$5,438,559	0.24	%*(b)	4.31	%*	42%
0.00	(0.84)	12.64	5.32	3,555,716	0.21	(b)	7.17		92
0.00	(0.57)	12.81	19.53	1,022,553	0.23	(b)	6.13		99
0.00	(0.27)	11.23	15.07	152,635	0.19	*(b)	5.50	*	101

PIMCO Funds Prospectus	65

Appendix A

Description of Securities Ratings

An Underlying Fund’s investments may range in quality from securities rated in the lowest category in which the Underlying Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s or S&P or, if unrated, determined by PIMCO to be of comparable quality). The percentage of an Underlying Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by PIMCO.

Below Investment Grade, High Yield Securities (“Junk Bonds”) are those rated lower than Baa by Moody’s or BBB by S&P and comparable securities. They are considered predominantly speculative with respect to the issuer’s ability to repay principal and interest.

The following is a description of Moody’s and S&P’s rating categories applicable to fixed income securities.

Moody’s Investors Service, Inc.

Moody’s Long-Term Ratings: Bonds and Preferred Stock

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be

A-1	PIMCO Funds Prospectus

very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

PIMCO Funds Prospectus	A-2

Short-Term Municipal Bond Ratings

There are three rating categories for short-term municipal bonds that define an investment grade situation, which are listed below. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue’s specific structural or credit features.

MIG 1/VMIG 1: This designation denotes superior quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Standard & Poor’s Ratings Services

Corporate and Municipal Bond Ratings

Investment Grade

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

A-3	PIMCO Funds Prospectus

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the

PIMCO Funds Prospectus	A-4

risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: The “r” is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial Paper Rating Definitions

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated B are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

A-5	PIMCO Funds Prospectus

PIMCO Funds

The Trust’s Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds’ most recent annual report to shareholders are incorporated by reference into this prospectus, which means they are part of this Prospectus for legal purposes. The Funds’ annual report discusses the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

The SAI includes the Allianz Funds and PIMCO Funds Shareholders’ Guide for Class A, B, C and R Shares, a separate booklet which contains more detailed information about Fund purchase, redemption and exchange options and procedures and other information about the Funds. You can get a free copy of the Guide together with or separately from the rest of the SAI.

You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling 1-800-426-0107, or by writing to:

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, CT 06902

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission’s public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, or by e-mailing your request to publicinfo@sec.gov.

You can also visit our Web site at www.allianzinvestors.com for additional information about the Funds, including the SAI and the annual and semi-annual reports.

Investment Company Act File number 811-5028

PIMCO Funds

Investment Adviser and Administrator	PIMCO, 840 Newport Center Drive, Newport Beach, CA 92660
Distributor	Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902-6896
Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105
Shareholder Servicing Agent and Transfer Agent	PFPC Inc., P.O. Box 9688, Providence, RI 02940-9688
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105
Legal Counsel	Dechert LLP, 1775 I Street N.W., Washington, D.C. 20006-2401
For further information about the PIMCO Funds, call 1-800-426-0107 or visit our Web site at www.allianzinvestors.com.

The PIMCO Funds & Allianz Funds Family

The PIMCO Funds & Allianz Funds offer access to the world-class investment firms of Allianz Global Investors–one of the world’s largest asset management companies, with more than $1 trillion under management (as of 12/31/04).

The PIMCO Funds are managed by PIMCO, widely recognized as one of the premier bond managers in the world. The PIMCO Funds cover the fixed-income spectrum, and also include the innovative Real Return Strategy and IndexPLUS funds. PIMCO Total Return Fund is the largest bond fund in the U.S.**

The Allianz Funds are managed by institutional equity managers, including the Allianz-owned investment firms NFJ Investment Group, Oppenheimer Capital, RCM Capital Management, Nicholas-Applegate Capital Management and PEA Capital. The Allianz Funds represent a wide range of investment strategies, including growth and value, small-, mid- and large-cap, domestic and international portfolios.

PIMCO Funds		Allianz Funds
Short-Duration Bond	Tax-Exempt Bond	Value Stock	International Stock
PIMCO Short-Term	PIMCO Short Duration Municipal	NFJ Dividend Value	NACM Global
PIMCO Low Duration	Income	NFJ Large-Cap Value	RCM Global Small-Cap
PIMCO Floating Income	PIMCO Municipal Bond	OCC Renaissance	NFJ International Value
Core Bond	PIMCO California Intermediate	OCC Value	NACM International
PIMCO Total Return	Municipal Bond	NACM Flex-Cap Value	RCM International
Government/Mortgage Bond	PIMCO California Municipal Bond	NFJ Small-Cap Value	Growth Equity
PIMCO Long-Term U.S. Government	PIMCO New York Municipal Bond	Blend Stock	NACM Pacific Rim
PIMCO GNMA	Real Return Strategy	PEA Growth & Income	Sector-Related Stock
PIMCO Total Return Mortgage	PIMCO Real Return	CCM Capital Appreciation	RCM Global Healthcare
Corporate Bond	PIMCO CommodityRealReturn	OCC Core Equity	RCM Biotechnology
PIMCO Diversified Income	Strategy	CCM Mid-Cap	RCM Global Technology
PIMCO High Yield	PIMCO RealEstateRealReturn Strategy	Growth Stock	RCM Innovation*
PIMCO Investment Grade	PIMCO All Asset	RCM Large-Cap Growth	Balanced
Corporate Bond	PIMCO All Asset All Authority	RCM Targeted Core Growth	AMM Asset Allocation
International Bond	IndexPLUS	PEA Growth
PIMCO Global Bond	PIMCO StocksPLUS	NACM Growth
(U.S. Dollar-Hedged)	PIMCO StocksPLUS Total Return	RCM Mid-Cap
PIMCO Foreign Bond	PIMCO International StocksPLUS	PEA Target
(U.S. Dollar-Hedged)	TR Strategy	PEA Opportunity
PIMCO Foreign Bond (Unhedged)	PIMCO Fundamental IndexPLUS
PIMCO Emerging Markets Bond	PIMCO Fundamental IndexPLUS TR
PIMCO Developing Local Markets

www.allianzinvestors.com

*	Proposed to merge with RCM Global Technology Fund on or about April 29, 2005.
**	As of 1/31/05 according to SimFunds.

This cover is not part of the Prospectus		AZ692_12645
Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902